Exhibit 99.1

Worldwide Headquarters	Maximillian Marcy
1200 Willow Lake Boulevard	Investor Relations Contact
St. Paul, Minnesota 55110-5101	651-236-5062

NEWS	For Immediate Release	June 24, 2015

H.B. Fuller Reports Second Quarter 2015 Results

Second Quarter Adjusted Diluted EPS $0.631;

Second Quarter Diluted EPS $0.51, Up 28% From Prior Year;

Increase in Expected Core Tax Rate Drives Revision to Fiscal Year 2015 Adjusted Diluted EPS Plan

ST. PAUL, Minn. – H.B. Fuller Company (NYSE: FUL) today reported financial results for the second quarter that ended May 30, 2015.

Items of Note for the Second Quarter of 2015:

•	Strong operating cash flow and free cash flow; net debt reduced by $34 million in the quarter;

•	Constant currency revenue increased 6.4 percent compared to the prior year, driven by strong growth in Construction Products and Asia Pacific operating segments;

•	Adjusted gross profit margin[2] increased 100 basis points year-over-year primarily driven by lower raw material cost;

•	Adjusted Selling, General and Administrative (SG&A) expenses[3] were tightly controlled at 18.1 percent of adjusted net revenue[4];

•	Adjusted EBITDA margin[5] of 13.5 percent, up 430 basis points sequentially and substantially improved from the exit rate of last year, on track to achieve 15 percent adjusted EBITDA margin in the second half of 2015.

Second Quarter 2015 Results:

Income from continuing operations for the second quarter of 2015 was $26.5 million, or $0.51 per diluted share, versus income from continuing operations of $20.6 million, or $0.40 per diluted share, in last year’s second quarter. Adjusted diluted earnings per share in the second quarter of 2015 were $0.631, down versus the prior year’s adjusted result of $0.781. The negative impacts of a stronger US dollar and a higher core tax rate were key drivers of the year-over-year decline in adjusted diluted EPS. In the second quarter we increased our expected full-year 2015 core tax rate due to a revised outlook for the geographic mix of our earnings. The increase in our expected core tax rate reduced adjusted EPS in the second quarter by $0.04 relative to the guidance we provided last quarter.

Net revenue for the second quarter of 2015 was $540.8 million, down 0.6 percent versus the second quarter of 2014. Higher volume and higher average selling prices positively impacted net revenue growth by 5.5 and 0.9 percentage points, respectively. Foreign currency translation negatively impacted net revenue growth by 7.0 percentage points. Constant currency revenue grew by 6.4 percent year-over-year.

Adjusted gross profit margin2 was up 100 basis points versus the prior year primarily as the result of raw material cost management. Adjusted SG&A expense3 was well controlled at 18.1 percent of adjusted net revenue4. Adjusted SG&A expense3 was up about 9 percent versus last year but, excluding the SG&A added by the Tonsan acquisition, adjusted SG&A expense was down 2 percent versus the same period last year. Adjusted EBITDA5 in the second quarter was $73 million and 13.5 percent of adjusted net revenue4, up 430 basis points from the prior quarter, despite the negative impacts of a stronger US dollar and lower than expected margins in the EIMEA operating segment.

“Our organization has driven many positive developments in the first half of this year,” said Jim Owens, H.B. Fuller president and chief executive officer. “The newly-acquired Tonsan business is meeting all of our expectations to date and is already helping to improve the overall profit profile of our Asia Pacific operating segment. Our Construction Products segment continues to benefit from new product introductions and meaningful share gains, which have driven a substantial improvement in profitability. The effective management of raw material costs and strong pricing are benefiting the business overall and especially in the Americas operating segment, which delivered over 18 percent adjusted EBITDA margin in the quarter. Our goal for the second half of this year is to extend the successes of the first half and, at the same time, reenergize the growth track in our Americas operating segment and speed up the realization of margin benefits from the European business integration project.”

Balance Sheet and Cash Flow:

At the end of the second quarter of 2015, we had cash totaling $79 million and total debt of $737 million. This compares to first quarter 2015 cash and debt levels of $72 million and $764 million, respectively. Sequentially, net debt was down by $34 million. Cash flow from operations was positive $50 million in the second quarter and $116 million for the year-to-date. Capital expenditures were $11 million in the second quarter and $39 million for the year-to-date.

Year-To-Date Results:

Income from continuing operations for the first half of 2015 was $36.3 million, or $0.70 per diluted share, versus income from continuing operations of $35.3 million, or $0.69 per diluted share, in the first half of 2014. Adjusted total diluted earnings per share in the first half of 2015 were $0.921, down versus the prior year’s result of $1.271. Negative impacts of a stronger US dollar and a higher core tax rate were key drivers of the year-over-year decline in adjusted diluted EPS.

Net revenue for the first half of 2015 was $1,011.4 million, down 1.8 percent versus the first half of 2014. Higher volume and higher average selling prices positively impacted net revenue growth by 3.4 and 0.7 percentage points, respectively. Constant currency revenue grew by 4.1 percent year-over-year. Foreign currency translation negatively impacted net revenue growth by 5.9 percentage points, or about $60 million in the first half of 2015. We anticipate that foreign currency translation will negatively impact full year net revenue by about $125 million versus last year.

Fiscal 2015 Outlook:

We are updating our earnings guidance for the 2015 fiscal year primarily to reflect an expected increase in our core tax rate. The strong earnings performance in our Americas Adhesives and Construction Products operating segments, combined with the delay in earnings improvement in our EIMEA operating segment, is shifting the mix of our consolidated pre-tax earnings to the United States where our effective tax rate is relatively high. We now expect our full-year core tax rate to be about 34 percent, up 300 basis points from our previous estimate, reducing our expected adjusted diluted earnings per share by about $0.10. Our updated guidance also anticipates higher operating margins for the full year offset by lower revenue. Our current target for full-year adjusted EBITDA is about $275 million, largely in line with our original guidance, with a full-year EBITDA margin of about 13 percent and second half EBITDA margin above 15 percent. Our revised and updated adjusted earnings per diluted share estimate for fiscal year 2015 is $2.45 with revenue of $2.1 billion.

Conference Call:

The Company will host an investor conference call to discuss second quarter 2015 results on Thursday, June 25, 2015, at 9:30 a.m. Central U.S. time (10:30 a.m. Eastern U.S. time). The conference call audio and accompanying presentation slides will be available to all interested parties via a simultaneous webcast at www.hbfuller.com under the Investor Relations section. The event is scheduled to last one hour. For those unable to listen live, an audio replay of the event along with the accompanying presentation will be archived on the Company’s website.

Regulation G:

The information presented in this earnings release regarding segment operating income, earnings before interest, taxes, depreciation, and amortization (EBITDA), adjusted net revenue, adjusted gross profit margin, adjusted selling, general and administrative expense, adjusted EBITDA and adjusted diluted earnings per share does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below.

About H.B. Fuller Company:

For over 125 years, H.B. Fuller has been a leading global adhesives provider focusing on perfecting adhesives, sealants and other specialty chemical products to improve products and lives. With fiscal 2014 net revenue of $2.1 billion, H.B. Fuller’s commitment to innovation brings together people, products and processes that answer and solve some of the world’s biggest challenges. Our reliable, responsive service creates lasting, rewarding connections with customers in packaging, hygiene, general assembly, electronic and assembly materials, paper converting, woodworking, construction, automotive and consumer businesses. And our promise to our people connects them with opportunities to innovate and thrive. For more information, visit us at www.hbfuller.com and subscribe to our blog.

Safe Harbor for Forward-Looking Statements:

Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: the Company’s ability to effectively integrate and operate acquired businesses; the ability to effectively implement Project ONE; political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; geographic and product mix; availability and price of raw materials; the Company’s relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations; the impact of litigation and environmental matters; the effect of new accounting pronouncements and accounting charges and credits; and similar matters. Further information about the various risks and uncertainties can be found in the Company’s SEC 10-K filing for the fiscal year ended November 29, 2014. All forward-looking information represents management’s best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the Company and the regions where the Company does business make it difficult to determine with certainty the increases or decreases in net revenue resulting from changes in the volume of products sold, currency impact, changes in product mix, and selling prices. However, management’s best estimates of these changes as well as changes in other factors have been included.

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	13 Weeks Ended May 30, 2015	Percent of Net Revenue	13 Weeks Ended May 31, 2014	Percent of Net Revenue
Net revenue	$540,762	100.0%	$544,034	100.0%
Cost of sales	(391,825)	(72.5%)	(401,379)	(73.8%)

Gross profit	148,937	27.5%	142,655	26.2%

Selling, general and administrative expenses	(100,582)	(18.6%)	(96,372)	(17.7%)
Special charges, net	(934)	(0.2%)	(13,538)	(2.5%)
Other income (expense), net	(645)	(0.1%)	(204)	(0.0%)
Interest expense	(6,215)	(1.1%)	(4,760)	(0.9%)

Income before income taxes and income from equity method investments	40,561	7.5%	27,781	5.1%

Income taxes	(15,387)	(2.8%)	(8,838)	(1.6%)

Income from equity method investments	1,366	0.3%	1,683	0.3%

Income from continuing operations	26,540	4.9%	20,626	3.8%

Loss from discontinued operations, net of tax	(1,857)	(0.3%)	—	0.0%

Net income including non-controlling interests	24,683	4.6%	20,626	3.8%

Net income attributable to non-controlling interests	(68)	(0.0%)	(89)	(0.0%)

Net income attributable to H.B. Fuller	$24,615	4.6%	$20,537	3.8%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	0.53		0.41
Loss from discontinued operations	(0.04)		—

	$0.49		$0.41

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations	0.51		0.40
Loss from discontinued operations	(0.04)		—

	$0.48		$0.40

Weighted-average common shares outstanding:
Basic	50,345		49,956
Diluted	51,471		51,175

Dividends declared per common share	$0.130		$0.120

a	Income per share amounts may not add due to rounding

Selected Balance Sheet Information (subject to change prior to filing of the Company’s Quarterly Report on Form 10-Q)

	May 30, 2015	November 29, 2014	May 31, 2014
Cash & cash equivalents	$79,463	$77,569	$95,044
Trade accounts receivable, net	356,409	341,307	354,436
Inventories	265,620	251,290	281,914
Trade payables	191,930	174,494	222,284
Total assets	2,091,102	1,869,006	1,960,815
Total debt	736,899	574,884	566,050

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	26 Weeks Ended May 30, 2015	Percent of Net Revenue	26 Weeks Ended May 31, 2014	Percent of Net Revenue
Net revenue	$1,011,423	100.0%	$1,030,015	100.0%
Cost of sales	(746,280)	(73.8%)	(754,315)	(73.2%)

Gross profit	265,143	26.2%	275,700	26.8%

Selling, general and administrative expenses	(195,415)	(19.3%)	(193,171)	(18.8%)
Special charges	(3,295)	(0.3%)	(25,272)	(2.5%)
Other income (expense), net	(282)	(0.0%)	(1,254)	(0.1%)
Interest expense	(12,317)	(1.2%)	(8,886)	(0.9%)

Income from continuing operations before income taxes and income from equity method investments	53,834	5.3%	47,117	4.6%

Income taxes	(20,156)	(2.0%)	(15,379)	(1.5%)

Income from equity method investments	2,657	0.3%	3,537	0.3%

Income from continuing operations	36,335	3.6%	35,275	3.4%

Loss from discontinued operations	(1,857)	(0.2%)	—	0.0%

Net income including non-controlling interests	34,478	3.4%	35,275	3.4%

Net income attributable to non-controlling interests	(153)	(0.0%)	(167)	(0.0%)

Net income attributable to H.B. Fuller	$34,325	3.4%	$35,108	3.4%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	0.72		0.70
Loss from discontinued operations	(0.04)		—

	$0.68		$0.70

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations	0.70		0.69
Loss from discontinued operations	(0.04)		—

	$0.67		$0.69

Weighted-average common shares outstanding:
Basic	50,267		49,933
Diluted	51,425		51,215

Dividends declared per common share	$0.250		$0.220

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

In thousands (unaudited)

	13 Weeks Ended May 30, 2015	13 Weeks Ended May 31, 2014
Net Revenue:
Americas Adhesives	$228,526	$236,985
EIMEA	151,520	189,656
Asia Pacific	95,101	67,948
Construction Products	65,615	49,445

Total H.B. Fuller	$540,762	$544,034

Segment Operating Income:[6]
Americas Adhesives	$34,809	$31,889
EIMEA	1,647	10,156
Asia Pacific	5,325	1,758
Construction Products	6,574	2,480

Total H.B. Fuller	$48,355	$46,283

Depreciation Expense:
Americas Adhesives	$4,231	$4,131
EIMEA	4,171	4,046
Asia Pacific	2,389	1,329
Construction Products	1,030	918

Total H.B. Fuller	$11,821	$10,424

Amortization Expense:
Americas Adhesives	$1,355	$1,397
EIMEA	1,638	1,956
Asia Pacific	1,812	495
Construction Products	2,194	1,955

Total H.B. Fuller	$6,999	$5,803

EBITDA:[7]
Americas Adhesives	$40,395	$37,417
EIMEA	7,456	16,158
Asia Pacific	9,526	3,582
Construction Products	9,798	5,353

Total H.B. Fuller	$67,175	$62,510

Segment Operating Margin:[8]
Americas Adhesives	15.2%	13.5%
EIMEA	1.1%	5.4%
Asia Pacific	5.6%	2.6%
Construction Products	10.0%	5.0%

Total H.B. Fuller	8.9%	8.5%

EBITDA Margin:[7]
Americas Adhesives	17.7%	15.8%
EIMEA	4.9%	8.5%
Asia Pacific	10.0%	5.3%
Construction Products	14.9%	10.8%

Total H.B. Fuller	12.4%	11.5%

Adjusted EBITDA[5]
Americas Adhesives	$41,703	$43,208
EIMEA	9,553	19,439
Asia Pacific	10,220	5,008
Construction Products	11,906	6,160

Total H.B. Fuller	$73,382	$73,815

Adjusted EBITDA Margin[5]
Americas Adhesives	18.2%	18.2%
EIMEA	6.3%	10.2%
Asia Pacific	10.7%	7.4%
Construction Products	17.9%	12.5%

Total H.B. Fuller	13.5%	13.6%

H.B. FULLER COMPANY AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

In thousands (unaudited)

	26 Weeks Ended	26 Weeks Ended
	May 30, 2015	May 31, 2014
Net Revenue:
Americas Adhesives	$432,469	$446,651
EIMEA	299,082	361,215
Asia Pacific	165,094	132,995
Construction Products	114,778	89,154

Total H.B. Fuller	$1,011,423	$1,030,015

Segment Operating Income:[6]
Americas Adhesives	$55,597	$57,095
EIMEA	925	18,596
Asia Pacific	4,839	3,546
Construction Products	8,367	3,292

Total H.B. Fuller	$69,728	$82,529

Depreciation Expense:
Americas Adhesives	$8,395	$7,931
EIMEA	8,482	7,301
Asia Pacific	4,307	2,590
Construction Products	2,216	1,766

Total H.B. Fuller	$23,400	$19,588

Amortization Expense:
Americas Adhesives	$2,713	$2,789
EIMEA	3,360	3,891
Asia Pacific	2,687	991
Construction Products	4,387	3,907

Total H.B. Fuller	$13,147	$11,578

EBITDA:[7]
Americas Adhesives	$66,705	$67,815
EIMEA	12,767	29,788
Asia Pacific	11,833	7,127
Construction Products	14,970	8,965

Total H.B. Fuller	$106,275	$113,695

Segment Operating Margin:[8]
Americas Adhesives	12.9%	12.8%
EIMEA	0.3%	5.1%
Asia Pacific	2.9%	2.7%
Construction Products	7.3%	3.7%

Total H.B. Fuller	6.9%	8.0%

EBITDA Margin:[7]
Americas Adhesives	15.4%	15.2%
EIMEA	4.3%	8.2%
Asia Pacific	7.2%	5.4%
Construction Products	13.0%	10.1%

Total H.B. Fuller	10.5%	11.0%

Adjusted EBITDA[5]
Americas Adhesives	$68,014	$73,540
EIMEA	14,917	34,439
Asia Pacific	15,890	8,588
Construction Products	17,649	9,773

Total H.B. Fuller	$116,470	$126,340

Adjusted EBITDA Margin:[5]
Americas Adhesives	15.7%	16.5%
EIMEA	5.0%	9.5%
Asia Pacific	9.6%	6.5%
Construction Products	15.4%	11.0%

Total H.B. Fuller	11.5%	12.3%

H.B. FULLER COMPANY AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

NET REVENUE GROWTH

(unaudited)

13 Weeks Ended May 30, 2015

	Americas Adhesives	EIMEA	Asia Pacific	Construction Products	Total HBF
Price	1.1%	0.1%	(0.3%)	5.0%	0.9%
Volume	(3.9%)	(2.6%)	44.5%	27.7%	5.5%

Constant Currency Growth	(2.8%)	(2.5%)	44.2%	32.7%	6.4%
F/X	(0.8%)	(17.6%)	(4.2%)	0.0%	(7.0%)

	(3.6%)	(20.1%)	40.0%	32.7%	(0.6%)

26 Weeks Ended May 30, 2015

	Americas Adhesives	EIMEA	Asia Pacific	Construction Products	Total HBF
Price	0.7%	0.1%	0.0%	3.6%	0.7%
Volume	(3.2%)	(2.8%)	28.0%	25.1%	3.4%

Constant Currency Growth	(2.5%)	(2.7%)	28.0%	28.7%	4.1%
F/X	(0.7%)	(14.5%)	(3.9%)	0.0%	(5.9%)

	(3.2%)	(17.2%)	24.1%	28.7%	(1.8%)

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended May 30, 2015	13 Weeks Ended May 31, 2014
Net income including non-controlling interests	$24,683	$20,626

Loss from discontinued operations	1,857	—
Income from equity method investments	(1,366)	(1,683)
Income taxes	15,387	8,838
Interest expense	6,215	4,760
Other income (expense), net	645	204
Special charges	934	13,538

Segment operating income[6]	48,355	46,283

Depreciation expense	11,821	10,424
Amortization expense	6,999	5,803

EBITDA[7]	$67,175	$62,510

EBITDA margin[7]	12.4%	11.5%

	26 Weeks Ended May 30, 2015	26 Weeks Ended May 31, 2014
Net income including non-controlling interests	$34,478	$35,275

Loss from discontinued operations	1,857	—
Income from equity method investments	(2,657)	(3,537)
Income taxes	20,156	15,379
Interest expense	12,317	8,886
Other income (expense), net	282	1,254
Special charges	3,295	25,272

Segment operating income[6]	69,728	82,529

Depreciation expense	23,400	19,588
Amortization expense	13,147	11,578

EBITDA[7]	$106,275	$113,695

EBITDA margin[7]	10.5%	11.0%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended May 30, 2015	13 Weeks Ended May 31, 2014
Net revenue	$540,762	$544,034
Cost of sales	(391,825)	(401,379)

Gross profit	148,937	142,655

Selling, general and administrative expenses	(100,582)	(96,372)

Segment operating income[6]	48,355	46,283
Depreciation expense	11,821	10,424
Amortization expense	6,999	5,803

EBITDA[7]	$67,175	$62,510

EBITDA margin[7]	12.4%	11.5%

	26 Weeks Ended May 30, 2015	26 Weeks Ended May 31, 2014
Net revenue	$1,011,423	$1,030,015
Cost of sales	(746,280)	(754,315)

Gross profit	265,143	275,700

Selling, general and administrative expenses	(195,415)	(193,171)

Segment operating income[6]	69,728	82,529

Depreciation expense	23,400	19,588
Amortization expense	13,147	11,578

EBITDA[7]	$106,275	$113,695

EBITDA margin[7]	10.5%	11.0%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

		13 Weeks Ended May 30, 2015	% of Net Revenue	Adjustments	Adjusted 13 Weeks Ended May 30, 2015	% of Net Revenue
Net revenue		$540,762	100.0%	$867	$541,629 [4]	100.0%
Cost of sales		(391,825)	(72.5%)	(2,882)	(388,943)	(71.8%)

Gross profit		148,937	27.5%	(3,749)	152,686	28.2%[2]

Selling, general and administrative expenses		(100,582)	(18.6%)	(2,458)	(98,124)	(18.1%)[3]

Acquisition and transformation related costs	(75)
Workforce reduction costs	270
Facility exit costs	(1,111)
Other related costs	(18)

Special charges, net		(934)	(0.2%)	(934)	—	0.0%

Other income (expense), net		(645)	(0.1%)	—	(645)	(0.1%)
Interest expense		(6,215)	(1.1%)	(230)	(5,985)	(1.1%)

Income before income taxes and income from equity method investments		40,561	7.5%	(7,371)	47,932	8.8%

Income taxes		(15,387)	(2.8%)	1,625	(17,012)	(3.1%)

- Effective tax rate		37.9%		22.0%	35.5%

Income from equity method investments		1,366	0.3%	—	1,366	0.3%

Net income from continuing operations		26,540	4.9%	(5,746)	32,286	6.0%

Loss from discontinued operations		(1,857)	(0.3%)	(1,857)	—	0.0%

Net income including non-controlling interests		24,683	4.6%	(7,603)	32,286	6.0%

Net income attributable to non-controlling interests		(68)	(0.0%)	—	(68)	(0.0%)

Net income attributable to H.B. Fuller		$24,615	4.6%	$(7,603)	$32,218	5.9%

Basic income (loss) per common share attributable to H.B. Fuller
Income (loss) from continuing operations		$0.53		$(0.11)	$0.64
Loss from discontinued operations		(0.04)		(0.04)	—

Basic income (loss) per common share attributable to H.B. Fuller		$0.49		$(0.15)	$0.64

Diluted income (loss) per common share attributable to H.B. Fuller [a]
Income (loss) from continuing operations		$0.51		$(0.11)	$0.63 [1]
Loss from discontinued operations		(0.04)		(0.04)	—

Diluted income (loss) per common share attributable to H.B. Fuller		$0.48		$(0.15)	$0.63

Weighted-average common shares outstanding:
Basic		50,345		50,345	50,345
Diluted		51,471		51,471	51,471

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

		13 Weeks Ended May 31, 2014	% of Net Revenue	Adjustments	Adjusted 13 Weeks Ended May 31, 2014	% of Net Revenue
Net revenue		$544,034	100.0%	$—	$544,034	100.0%
Cost of sales		(401,379)	(73.8%)	(5,345)	(396,034)	(72.8%)

Gross profit		142,655	26.2%	(5,345)	148,000	27.2%[2]

Selling, general and administrative expenses		(96,372)	(17.7%)	(5,959)	(90,413)	(16.6%)[3]

Acquisition and transformation related costs	(2,578)
Workforce reduction costs	(899)
Facility exit costs	(7,326)
Other related costs	(2,735)

Special charges, net		(13,538)	(2.5%)	(13,538)	—	0.0%

Other income (expense), net		(204)	(0.0%)	—	(204)	(0.0%)
Interest expense		(4,760)	(0.9%)	—	(4,760)	(0.9%)

Income before income taxes and income from equity method investments		27,781	5.1%	(24,842)	52,623	9.7%

Income taxes		(8,838)	(1.6%)	5,262	(14,100)	(2.6%)
- Effective tax rate		31.8%		21.2%	26.8%
Income from equity method investments		1,683	0.3%	—	1,683	0.3%

Net income including non-controlling interests		20,626	3.8%	(19,580)	40,206	7.4%

Net income attributable to non-controlling interests		(89)	(0.0%)	—	(89)	(0.0%)

Net income attributable to H.B. Fuller		$20,537	3.8%	$(19,580)	$40,117	7.4%

Basic income (loss) per common share attributable to H.B. Fuller		$0.41		$(0.39)	$0.80

Diluted income (loss) per common share attributable to H.B. Fuller		$0.40		$(0.38)	$0.78 [1]

Weighted-average common shares outstanding:
Basic		49,956		49,956	49,956
Diluted		51,175		51,175	51,175

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

		26 Weeks Ended May 30, 2015	% of Net Revenue	Adjustments	Adjusted 26 Weeks Ended May 30, 2015	% of Net Revenue
Net revenue		$1,011,423	100.0%	$867	$1,012,290 [4]	100.0%
Cost of sales		(746,280)	(73.8%)	(6,032)	(740,248)	(73.1%)

Gross profit		265,143	26.2%	(6,899)	272,042	26.9%[2]

Selling, general and administrative expenses		(195,415)	(19.3%)	(3,296)	(192,119)	(19.0%)[3]

Acquisition and transformation related costs	(547)
Workforce reduction costs	214
Facility exit costs	(2,640)
Other related costs	(322)

Special charges, net		(3,295)	(0.3%)	(3,295)	—	0.0%

Other income (expense), net		(282)	(0.0%)	—	(282)	(0.0%)
Interest expense		(12,317)	(1.2%)	(330)	(11,987)	(1.2%)

Income before income taxes and income from equity method investments		53,834	5.3%	(13,820)	67,654	6.7%

Income taxes		(20,156)	(2.0%)	2,592	(22,748)	(2.2%)

- Effective tax rate		37.4%		18.8%	33.6%

Income from equity method investments		2,657	0.3%	—	2,657	0.3%

Income from continuing operations		36,335	3.6%	(11,228)	47,563	4.7%

Loss from discontinued operations		(1,857)	(0.2%)	(1,857)	—	0.0%

Net income including non-controlling interests		34,478	3.4%	(13,085)	47,563	4.7%

Net income attributable to non-controlling interests		(153)	(0.0%)	—	(153)	(0.0%)

Net income attributable to H.B. Fuller		$34,325	3.4%	$(13,085)	$47,410	4.7%

Basic income per common share attributable to H.B. Fuller
Income (loss) from continuing operations		0.72		(0.22)	0.94
Loss from discontinued operations		(0.04)		(0.04)	—

Basic income per common share attributable to H.B. Fuller		$0.68		$(0.26)	$0.94

Diluted income per common share attributable to H.B. Fuller [a]
Income (loss) from continuing operations		0.70		(0.22)	0.92 [1]
Loss from discontinued operations		(0.04)		(0.04)	—

Diluted income per common share attributable to H.B. Fuller		$0.67		$(0.25)	$0.92

Weighted-average common shares outstanding:
Basic		50,267		50,267	50,267
Diluted		51,425		51,425	51,425

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

		26 Weeks Ended May 31, 2014	% of Net Revenue	Adjustments	Adjusted 26 Weeks Ended May 31, 2014	% of Net Revenue
Net revenue		$1,030,015	100.0%	$—	$1,030,015	100.0%
Cost of sales		(754,315)	(73.2%)	(6,685)	(747,630)	(72.6%)

Gross profit		275,700	26.8%	(6,685)	282,385	27.4%[2]

Selling, general and administrative expenses		(193,171)	(18.8%)	(5,959)	(187,212)	(18.2%)[3]

Acquisition and transformation related costs	(4,286)
Workforce reduction costs	(2,958)
Facility exit costs	(12,452)
Other related costs	(5,576)

Special charges, net		(25,272)	(2.5%)	(25,272)	—	0.0%

Other income (expense), net		(1,254)	(0.1%)		(1,254)	(0.1%)
Interest expense		(8,886)	(0.9%)		(8,886)	(0.9%)

Income from continuing operations before income taxes and income from equity method investments		47,117	4.6%	(37,916)	85,033	8.3%

Income taxes		(15,379)	(1.5%)	7,880	(23,259)	(2.3%)
- Effective tax rate		32.6%		20.8%	27.4%
Income from equity method investments		3,537	0.3%	—	3,537	0.3%

Net income including non-controlling interests		35,275	3.4%	(30,036)	65,311	6.3%

Net loss attributable to non-controlling interests		(167)	(0.0%)	—	(167)	(0.0%)

Net income attributable to H.B. Fuller		$35,108	3.4%	$(30,036)	$65,144	6.3%

Basic income per common share attributable to H.B. Fuller		$0.70		$(0.60)	$1.30

Diluted income per common share attributable to H.B. Fuller[a]		$0.69		$(0.59)	$1.27 [1]

Weighted-average common shares outstanding:
Basic		49,933		49,933	49,933
Diluted		51,215		51,215	51,215

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

ADJUSTED EARNING PER SHARE RECONCILIATION

In thousands (unaudited)

		13 weeks ended May 30, 2015			13 weeks ended May 31, 2014
		Income before Income Tax	Income Taxes	Diluted EPS	Income before Income Tax	Income Taxes	Diluted EPS
Income from continuing operations		$41,859	$15,387	$0.51	$29,375	$8,838	$0.40

Special charges, net		934	106	0.02	13,538	1,568	0.23
Acquisition project costs	[b]	694	61	0.01	1,041	170	0.02
Construction Products	[c]	2,108	803	0.03	—	—	—
EIMEA business integration costs	[d]	2,055	156	0.04	2,156	434	0.03
Project ONE	[e]	—	—	—	8,107	3,090	0.10
Other	[f]	1,580	499	0.02	—	—	—

Adjusted Earnings		$49,230	$17,012	$0.63	$54,217	$14,100	$0.78

		26 weeks ended May 30, 2015			26 weeks ended May 31, 2014
		Income before Income Tax	Income Taxes	Diluted EPS[a]	Income before Income Tax	Income Taxes	Diluted EPS[a]
Income from continuing operations		$56,338	$20,156	$0.70	$50,487	$15,379	$0.69

Special charges, net		3,295	436	0.06	25,272	3,897	0.42
Acquisition project costs	[b]	3,940	480	0.07	1,041	170	0.02
Construction Products	[c]	2,679	1,021	0.03	—	—	—
EIMEA business integration costs	[d]	2,055	156	0.04	3,496	723	0.05
Project ONE	[e]	—	—	—	8,107	3,090	0.10
Other	[f]	1,851	499	0.03	—	—	—

Adjusted Earnings		$70,158	$22,748	$0.92	$88,403	$23,259	$1.27

a	Income per share amounts may not add due to rounding
b	Non-recurring costs related to integrating the Tonsan and ProSpec acquisitions
c	Non-recurring costs related to the ramp up of new business with Lowes and the combination of facilities in Illinois
d	Non-recurring costs related to plant inefficiencies and inventory variances
e	Non-recurring costs related to the initial go-live event under Project ONE in North America in 2014
f	Non-recurring costs related to the completion and start-up of a new electronics facility in Yantai China and other non-recurring items

[1]	Adjusted diluted earnings per share (EPS) is a non-GAAP financial measure and excludes the following non-recurring costs listed on the adjusted earnings per share reconciliation table above: special charges related to the “business integration”; inventory adjustments and plant inefficiencies in EIMEA related to the business integration; integrating the Tonsan and ProSpec acquisitions; combining Construction Products facilities in Illinois; ramping up new business with Lowes; the start-up of a new electronics facility in Yantai China; and the prior year’s implementation of SAP in North America.
[2]	Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit excludes non-recurring costs associated with: integrating the Tonsan acquisition; combining Construction Products facilities in Illinois; ramping up new business with Lowes; the start-up of a new electronics facility in Yantai China; and inventory adjustments and plant inefficiencies in EIMEA related to the business integration. Adjusted gross profit margin is defined as adjusted gross profit divided by adjusted net revenue.
[3]	Adjusted SG&A expense is a non-GAAP financial measure which excludes non-recurring costs associated with: integrating the Tonsan and ProSpec acquisitions; ramping up new business with Lowes; and the prior year’s implementation of SAP in North America.
[4]	Adjusted net revenue is a non-GAAP financial measure which excludes non-recurring sales discounts associated with ramping up new business with Lowes.
[5]	Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA excludes non-recurring costs associated with: integrating the Tonsan and ProSpec acquisitions; combining Construction Products facilities in Illinois; ramping up new business with Lowes; the start-up of a new electronics facility in Yantai China; the prior year’s implementation of SAP in North America; and inventory adjustments and plant inefficiencies in EIMEA related to the business integration. Adjusted EBITDA margin is defined as adjusted EBITDA divided by adjusted net revenue.
[6]	Segment operating income is defined as gross profit less SG&A expense. Items that are reported on the special charges line of the income statement are excluded from the segment operating income calculation.
[7]	EBITDA is a non-GAAP financial measure defined on a consolidated basis as gross profit, less SG&A expense, plus depreciation expense, plus amortization expense. On a segment basis it is defined as operating income, plus depreciation expense, plus amortization expense. EBITDA margin is defined as EBITDA divided by net revenue.
[8]	Segment operating margin is a non-GAAP financial measure defined as gross profit, less SG&A expense, divided by net revenue.